UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2005

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 7, 2005, the Compensation Committee of Varian, Inc.’s Board of Directors, which administers Varian, Inc.’s Management Incentive Plan (the “Plan”), approved the following cash payouts under the Plan to the Company’s executive officers based on performance relative to the pre-determined performance measures, targets and objectives established by the Committee for the Company’s fiscal year 2005 annual performance period (as previously disclosed in a Current Report on Form 8-K filed by the Company):

Garry W. Rogerson, President and Chief Executive Officer	$ 517,400
G. Edward McClammy, Senior Vice President, Chief Financial Officer and Treasurer	$ 248,608
Robert R. Christofk II, Vice President, Human Resources	$ 107,224
A. W. Homan, Vice President, General Counsel and Secretary	$ 207,840
Martin O’Donoghue, Vice President, Scientific Instruments	$ 217,219
Sergio Piras, Vice President, Vacuum Technologies	Euros 173,859
Sean M. Wirtjes, Controller	$ 87,932

The Committee also determined to pay a special cash bonus of $15,000 to Mr. Wirtjes in recognition of his leadership and efforts in fiscal year 2005 on the corporation’s initiative to meet the requirements of Section 404 of the Sarbanes-Oxley Act.

The Committee also determined to pay a special cash bonus of $15,000 to Mr. Rogerson in recognition of his leadership in fiscal year 2005 on the corporation’s acquisition strategy and initiatives to meet the requirements of Section 404 of the Sarbanes-Oxley Act and improve the quality of the corporation’s products and services.

On December 7, 2005, the Compensation Committee also approved the performance measure that will be used to calculate Plan awards that could be paid to the Company’s executive officers for the fiscal years 2006-2008 long-term performance period. That measure will be Shareholder Return as defined in the Plan. The Committee established absolute targets for Shareholder Return (which will be weighted 25%) and relative targets for Shareholder Return (which will be weighted 75%). Under the payout formula for the fiscal years 2006-2008 performance period, the award to the CEO may range from zero to 200% of his annual base salary and the awards to other executive officers may range from zero to 120% of annual base salary, in each case depending on the Shareholder Return achieved.

The Compensation Committee also revised its definition of Operating Cash Flow for purposes of calculating Plan awards that could be paid to the Company’s executive officers for the fiscal year 2006 performance period (as described in the most recent previous Current Report on Form 8-K filed by the Company), to exclude any impact from implementing FAS 123(R).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. Edward McClammy
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer

Date: December 7, 2005